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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): October 31, 2006

                  IndyMac INDX Mortgage Loan Trust 2006-AR14
                  ------------------------------------------
                        (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-132042-40

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

            Delaware                                       95-4791925
---------------------------------     ------------     ----------------------
   (State or Other Jurisdiction                             (I.R.S. Employer
        of Incorporation)                                 Identification No.)

            155 North Lake Avenue
              Pasadena, California                       91101
         --------------------------------                --------------------
             (Address of Principal                       (Zip Code)
              Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))


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[  ]     Pre-commencement communications pursuant to Rule 14e-4(c) under the
         Exchange Act (17 CFR 240.14e-4(c))

Section 8     Other Events

Item 8.01     Other Events.

On October 31, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-AR14, Mortgage Pass-Through Certificates, Series 2006-AR14 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On October 31, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR14 (the "Corridor Trust") entered into a corridor contract for the Class 1-A2AU Certificates ("Class 1-A2AU Corridor Contract"), as evidenced by a Confirmation between the Corridor Trust and Lehman Brothers Special Financing Inc. (the "Corridor Contract Counterparty"). The Confirmation is annexed hereto as Exhibit 99.2.

On October 31, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR14 (the "Cap Trust") entered into an interest rate cap transaction (the "Cap Agreement"), as evidenced by a Confirmation between the Supplemental Interest Trust and Lehman Brothers Special Financing Inc. (the "Cap Counterparty") for the Class 1-A1A Certificates (the "Class 1-A1A Confirmation"). The Confirmation is annexed hereto as Exhibit 99.3.

On October 31, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR14 (the "Cap Trust") entered into a Cap Agreement, as evidenced by a Confirmation between the Supplemental Interest Trust and the Cap Counterparty for the Class 1-A2A Certificates (the "Class 1-A2A Confirmation"). The Confirmation is annexed hereto as Exhibit 99.4.

On October 31, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR14 (the "Cap Trust") entered into a Cap Agreement, as evidenced by a Confirmation between the Supplemental Interest Trust and the Cap Counterparty for the Class 1-A3A Certificates (the "Class 1-A3A Confirmation"). The Confirmation is annexed hereto as Exhibit 99.5.

On October 31, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR14 (the "Cap Trust") entered into a Cap Agreement, as evidenced by a Confirmation between the Supplemental Interest Trust and the Cap Counterparty for the Class 1-A3B Certificates (the "Class 1-A3B Confirmation"). The Confirmation is annexed hereto as Exhibit 99.6.

On October 31, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR14 (the "Cap Trust") entered into a Cap Agreement, as evidenced by a Confirmation between the Supplemental Interest Trust and the Cap Counterparty for the Class 1-A4A Certificates (the "Class 1-A4A Confirmation"). The Confirmation is annexed hereto as Exhibit 99.7.



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On May 24, 2006, the Company entered into an Item 1115 Agreement (the "Item
1115 Agreement), dated as of May 24, 2006, by and among the Company, as depositor, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and Lehman Brothers Special Financing Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.8.

On October 31, 2006, Lehman Brothers Holdings Inc. entered into a Guarantee of the Corridor Counterparty and the Cap Counterparty with respect to its duties under the Corridor Agreement and the Cap Agreement (the "Corridor Contract Guarantee"). The Guarantee is annexed hereto as Exhibit 99.9.

On October 31, 2006, Lehman Brothers Holdings Inc. entered into a Guarantee of the Corridor Counterparty and the Cap Counterparty with respect to its duties under the Corridor Agreement and the Cap Agreement (the "Class 1-A1A Guarantee"). The Guarantee is annexed hereto as Exhibit 99.10.

On October 31, 2006, Lehman Brothers Holdings Inc. entered into a Guarantee of the Corridor Counterparty and the Cap Counterparty with respect to its duties under the Corridor Agreement and the Cap Agreement (the "Class 1-A2A Guarantee"). The Guarantee is annexed hereto as Exhibit 99.11.

On October 31, 2006, Lehman Brothers Holdings Inc. entered into a Guarantee of the Corridor Counterparty and the Cap Counterparty with respect to its duties under the Corridor Agreement and the Cap Agreement (the "Class 1-A3A Guarantee"). The Guarantee is annexed hereto as Exhibit 99.12

On October 31, 2006, Lehman Brothers Holdings Inc. entered into a Guarantee of the Corridor Counterparty and the Cap Counterparty with respect to its duties under the Corridor Agreement and the Cap Agreement (the "Class 1-A3B Guarantee"). The Guarantee is annexed hereto as Exhibit 99.13

On October 31, 2006, Lehman Brothers Holdings Inc. entered into a Guarantee of the Corridor Counterparty and the Cap Counterparty with respect to its duties under the Corridor Agreement and the Cap Agreement (the "Class 1-A4A Guarantee"). The Guarantee is annexed hereto as Exhibit 99.14

Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.


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         Not applicable.

(c) Shell Company Transactions.

         Not applicable.

(d) Exhibits.

Exhibit No.    Description

99.1 The Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Company, IndyMac and the Trustee.

99.2 The Class 1-A2AU Corridor Contract, dated as of October 31, 2006, between the Corridor Contract Counterparty and the Corridor Trust.

99.3 The Class 1-A1A Confirmation, dated as of October 31, 2006, between the Cap Counterparty and the Supplemental Interest Trust.

99.4 The Class 1-A2A Confirmation, dated as of October 31, 2006, between the Cap Counterparty and the Supplemental Interest Trust.

99.5 The Class 1-A3A Confirmation, dated as of October 31, 2006, between the Cap Counterparty and the Supplemental Interest Trust.

99.6 The Class 1-A3B Confirmation, dated as of October 31, 2006, between the Cap Counterparty and the Supplemental Interest Trust.

99.7 The Class 1-A4A Confirmation, dated as of October 31, 2006, between the Cap Counterparty and the Supplemental Interest Trust.

99.8 The Item 1115 Agreement, dated as of May 24, 2006, by and among the Company, IndyMac ABS, Inc.; IndyMac Bank, F.S.B. and the Counterparty.

99.9 The Corridor Contract Guarantee, dated as of October 31, 2006, by Lehman Brothers Holdings Inc.

99.10 The Class 1-A1A Guarantee, dated as of October 31, 2006, by Lehman Brothers Holdings Inc.

99.11 The Class 1-A2A Guarantee, dated as of October 31, 2006, by Lehman Brothers Holdings Inc.

99.12 The Class 1-A3A Guarantee, dated as of October 31, 2006, by Lehman Brothers Holdings Inc.

99.13 The Class 1-A3B Guarantee, dated as of October 31, 2006, by Lehman Brothers Holdings Inc.


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99.14      The Class 1-A4A Guarantee, dated as of October 31, 2006, by Lehman
           Brothers Holdings Inc.





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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDYMAC MBS, INC.



                                          By:  /s/ Victor H. Woodworth
                                               ------------------------
                                               Victor H. Woodworth
                                               Vice President



Dated: November 15, 2006



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                                 Exhibit Index

Exhibit


99.1 The Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Company, IndyMac and the Trustee.

99.2 The Class 1-A2AU Corridor Contract, dated as of October 31, 2006, between the Corridor Contract Counterparty and the Corridor Trust.

99.3 The Class 1-A1A Confirmation, dated as of October 31, 2006, between the Cap Counterparty and the Supplemental Interest Trust.

99.4 The Class 1-A2A Confirmation, dated as of October 31, 2006, between the Cap Counterparty and the Supplemental Interest Trust.

99.5 The Class 1-A3A Confirmation, dated as of October 31, 2006, between the Cap Counterparty and the Supplemental Interest Trust.

99.6 The Class 1-A3B Confirmation, dated as of October 31, 2006, between the Cap Counterparty and the Supplemental Interest Trust.

99.7 The Class 1-A4A Confirmation, dated as of October 31, 2006, between the Cap Counterparty and the Supplemental Interest Trust.

99.8 The Item 1115 Agreement, dated as of May 24, 2006, by and among the Company, IndyMac ABS, Inc.; IndyMac Bank, F.S.B. and the Counterparty.

99.9 The Corridor Contract Guarantee, dated as of October 31, 2006, by Lehman Brothers Holdings Inc.

99.10 The Class 1-A1A Guarantee, dated as of October 31, 2006, by Lehman Brothers Holdings Inc.

99.11 The Class 1-A2A Guarantee, dated as of October 31, 2006, by Lehman Brothers Holdings Inc.

99.12 The Class 1-A3A Guarantee, dated as of October 31, 2006, by Lehman Brothers Holdings Inc.

99.13 The Class 1-A3B Guarantee, dated as of October 31, 2006, by Lehman Brothers Holdings Inc.

99.14 The Class 1-A4A Guarantee, dated as of October 31, 2006, by Lehman Brothers Holdings Inc.